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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2001


                               Chevron Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-368-2                94-0890210
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer No.)
   of incorporation )

     575 Market Street, San Francisco, CA                      94105
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     (Address of principal executive offices)                (Zip Code)


   Registrant's telephone number, including area code: (415) 894-7700
                                                        --------------


                                      NONE
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          (Former name or former address, if changed since last report)


Item 5. Other Events

         Chevron Corporation's Audited 2000 Financial Statements, Management's Discussion and Analysis of Financial Condition and Results of
         Operations,  and  Supplemental  Information  are  attached  as  Item 7,
         Exhibit 99.1.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

         (c)   Exhibits.

23.1 Consent of PricewaterhouseCoopers LLP dated March 15, 2001

99.1 Chevron Corporation's Audited 2000 Financial Statements, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Supplemental Information are attached as Item 7, Exhibit 99.1



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 15, 2001
                                            CHEVRON CORPORATION




                                      By       /s/ S.J. Crowe
                                        -------------------------------------
                                           S. J. Crowe, Vice President and
                                           Comptroller
                                          (Principal Accounting Officer and
                                              Duly Authorized Officer)